SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                          ________________

                            FORM 8-K/A1

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) May 15, 1995


                       SEARS, ROEBUCK AND CO.

         (Exact name of registrant as specified in charter)


   New York                 1-416               36-1750680
(State or Other          (Commission         (IRS Employer
Jurisdiction of          File Number)        Identification No.)
Incorporation)



Sears Tower, Chicago, Illinois                     60684
(Address of principal executive offices)          (Zip Code)







Registrant's telephone number, including area code (312) 875-2500

Item 5.   Other Events.

          On May 15, 1995, the Registrant made available the restated financial statements filed as exhibit 99 to this report in order to reflect Allstate Insurance Group ("Allstate") as discontinued operations. At a special meeting on March 31, 1995, the Registrant's shareholders approved the distribution of its interest in The Allstate Corporation, through which the business of Allstate is conducted, to the Registrant's common shareholders and the distribution was further considered by the Registrant's Board of Directors at their May 1995 meeting. The distribution is expected to occur in the middle of 1995, subject to market conditions, a favorable tax ruling or opinion on the tax-free nature of the distribution and certain other conditions.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

Exhibit                       Description

*23            Consent of Deloitte & Touche.

 27            Amended Financial Data Schedule.

*99 Restated financial statements issued for the Registrant and consolidated subsidiaries.
























___________
* Previously filed



                             SIGNATURES





          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                   SEARS, ROEBUCK AND CO.





Date:  May 26, 1995                By:  /S/JAMES A. BLANDA
                                        JAMES A. BLANDA
                                        Vice President and
                                        Controller































                            EXHIBIT INDEX


     23*       Consent of Deloitte & Touche.

     27        Amended Financial Data Schedule.

     99* Restated financial statements issued for the Registrant and consolidated subsidiaries.

































__________
* Previously filed